STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
COMPREHENSIVE INCOME (LOSS)
Net Income (Loss)	$ (61)	$ (59)	$ (11)
Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustments (Note 11)	5	2	(12)
Total other comprehensive income (loss), net of income taxes	5	2	(12)
Comprehensive Income (Loss)	$ (56)	$ (57)	$ (23)